UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2006 (February 6, 2006)
TODCO
(Exact name of registrant as specified in its charter)

Delaware	1-31983	76-0544217

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas		77042-3615

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 278-6000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Form of Employee Deferred Performance Unit Award Letter
Form of Employee Performance Bonus Award Letter

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
A. Long-Term Incentive Plan. Our company has previously adopted a long-term incentive plan for certain of our employees and non-employee directors in order to provide additional incentives through the grant of awards (the “Plan”). On February 6, 2006 our executive compensation committee of the board of directors awarded grants of options to purchase common stock and deferred stock performance units to our officers pursuant to the Plan. The grants to our CEO and our four most highly compensated officers other than our CEO (“Named Executive Officers”) are shown in the following table:

Name	Options to Purchase Common Stock	Deferred Performance Units
Jan Rask	56,750	45,400
T. Scott O’Keefe	24,000	19,200
David J. Crowley	24,000	19,200
Michael L. Kelley	20,500	16,400
Randall A. Stafford	12,000	9,600
The options to purchase common stock have an exercise price equal to the closing price of the stock on the date of grant, have a term of ten years from the date of grant and vest in three equal annual installments commencing on the date one year after the date of grant provided that the officer is employed by us from the award date until the vesting date. Recipients cannot sell, transfer, assign or pledge options to purchase common stock until they have vested. The deferred performance unit awards represent the maximum number of shares of common stock that may be earned by the recipient based on the Company’s rank among a defined peer group in total shareholder return over a three-year performance cycle commencing January 1, 2006. The peer group is listed in the form of Deferred Performance Unit Award Letter attached hereto as Exhibit 10.2. Shares are earned and vest on a determination date shortly after the end of the performance cycle following collection of the data required to establish total shareholder return. Recipients have no voting, dividend or other rights with respect to common stock which may be earned under the award until they are vested.
The forms of Option to Purchase Common Stock Award Letter and Deferred Performance Unit Award Letter for such awards under the Plan are incorporated herein by reference or attached hereto as Exhibits 10.1, and 10.2, respectively. All of these award letters are incorporated herein by reference. The above summary is qualified in its entirety by reference thereto.
B. Adoption of 2006 Performance Bonus Plan. On February 6, 2006 our executive compensation committee adopted our company’s 2006 Performance Bonus Plan under the Long-Term Incentive Plan through which key employees may receive cash bonuses. Under the 2006 Performance Bonus Plan, our executive officers and other key employees can earn a cash bonus ranging from zero to 200% of a target bonus level set as a percentage of the employee’s salary. The actual bonus awarded under the Performance Bonus Plan generally depends on the level of achievement attained by the key employee toward multiple, predetermined performance goals. In some instances, cash bonuses unrelated to pre-determined criteria are awarded to reward special efforts by employees, generally in connection with unplanned events.
In 2006, the key performance measurement criteria and corresponding weights utilized under the Performance Bonus Plan for our CEO and the Named Executive Officers, will be as follows:

	Criteria Weighting
			Messrs. Rask,
Performance Criteria	Mr. Kelley	Mr. Crowley	O’Keefe & Stafford
EBITDA vs. Budget		50%	70%
Direct Operating Expenses vs. Budget	33 1/3%	16 2/3%	—
Downtime	33 1/3%	16 2/3%	—
Reactivation Cost vs. budget	33 1/3%	16 2/3%
Individual Goals			30%

The maximum Performance Bonus Award attainable with respect to each Performance Criteria is: (i) 200% (except in the case of Individual Goals for which the percentage is 100%) multiplied by (ii) the percentage weight given above to the specific Performance Criteria multiplied by (iii) the dollar amount of the individual’s target bonus. See Section D below for information regarding each Named Executive Officer’s target bonus. Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and direct operating expenses, each as derived from our company’s financial statements, are used as measures of our company’s overall financial performance as compared to its annual budget. Downtime is defined as unscheduled suspension of rig operations due to equipment failure and is compared to a maximum target figure established at the beginning of the year. Safety performance is measured by comparing the number of recordable safety incidents experienced by our company to a maximum target number of recordable safety incidents per 200,000 man-hours worked. Individual goals are job-specific goals agreed to by the employee and his or her immediate supervisor. These same Performance Criteria will also be used to determine the 2006 Performance Bonus of other officers and key personnel. The applicable Performance Criteria and their respective weighting is varied to align the Performance Criteria with the nature of the individual’s job responsibilities. Our executive compensation committee sets the individual goals applicable to our CEO and approves those applicable to all other executive officers. The form of Employee Performance Bonus Award Letter is attached hereto as Exhibit 10.3.
C. Awards Under the 2005 Performance Bonus Plan. Our 2005 Performance Bonus Plan was substantially similar to our 2004 Performance Bonus Plan, except that the key measurement criteria did not include reactivation cost vs. budget and did include a safety related criteria. Individual Performance was subjectively assessed by the individual’s supervisor or, in the case of the CEO, our executive compensation committee. On February 6, 2006, our executive compensation committee made the following awards to our Named Executive Officers under the 2005 Performance Bonus Plan:

Name	2005 Performance Bonus Plan Award
Jan Rask	$712,938
T. Scott O’Keefe	$247,917
David J. Crowley	$176,375
Michael L. Kelley	$131,377
Randall A. Stafford	$117,017
D. Executive Compensation, Amendment of Employment Agreements. On February 6, 2006, our executive compensation committee increased the base salaries and bonus targets of each of our executive officers effective March 1, 2006. In the cases of Messrs. Rask, Crowley and O’Keefe this increase constituted an amendment of their existing employment agreements. The new salaries for our Named Executive Officers are set forth below:

Name	Salary	Bonus Target
Jan Rask	$600,000	85%
T. Scott O’Keefe	$342,000	55%
David J. Crowley	$300,000	50%
Michael L. Kelley	$275,000	50%
Randall A. Stafford	$240,000	45%
ITEM 8.01. OTHER EVENTS
Reduction of Board size, change in director classification. On February 7, 2006, the board reduced its size to seven directors having decided to not replace a position vacated by a former Transocean Inc. appointed director who resigned in 2005. In connection with the reduction the board changed the classification of Mr. Cash’s directorship from Class II to Class III to achieve a better balance between the three classes of directors in accordance with the rules of the New York Stock Exchange. Following the change, the board is organized as follows:
Class I (terms expiring in 2008)
Thomas N. Amonett
Suzanne V. Baer
Jan Rask
Class II (terms expiring in 2006)
Thomas M Hamilton
Thomas R. Hix
Class III (terms expiring in 2007)
R. Don Cash
Robert L. Zorich
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
          (c) Exhibits.

Exhibit number	Description
10.1	Form of Employee Stock Option Grant Award Letter under the TODCO Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed July 7, 2005).

10.2	Form of Employee Deferred Performance Unit Award Letter (attached hereto)

10.3	Form of Employee Performance Bonus Award Letter (attached hereto)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TODCO

	By:	/s/ Randall A. Stafford

Randall A. Stafford
Vice President &
General Counsel
Dated: February 10, 2006

EXHIBIT INDEX

Exhibit number	Description
10.1	Form of Employee Stock Option Grant Award Letter under the TODCO Long-Term Incentive Plan (incorporated by reference to Exhibit 10.2 to Current Report on Form 8-K filed July 7, 2005).

10.2	Form of Employee Deferred Performance Unit Award Letter (attached hereto)

10.3	Form of Employee Performance Bonus Award Letter (attached hereto)